UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09038

The Olstein Funds
(Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
(Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
(Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2015

Item 1. Report to Stockholders.

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

ANNUAL REPORT

JUNE 30, 2015

The Olstein Funds

CONTENTS

3	Olstein All Cap Value Fund

33	Olstein Strategic
Opportunities Fund

63	Combined Notes to
Financial Statements

74	Report of Independent
Registered Public Accounting Firm

75	Additional Information

OLSTEIN ALL CAP VALUE FUND

4	Letter to Shareholders

17	Expense Example

19	Schedule of Investments

26	Statement of Assets
and Liabilities

28	Statement of Operations

29	Statements of Changes
in Net Assets

30	Financial Highlights

OLSTEIN ALL CAP VALUE FUND

OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the fiscal year ended June 30, 2015, Class C shares of the Olstein All Cap Value Fund appreciated 9.24%.  During the same twelve month period, the S&P 500® Index appreciated 7.42% and the Russell 3000® Index appreciated 7.29%.  For the three-year period ended June 30, 2015, Class C shares of the Olstein All Cap Value Fund had an average annual return of 18.35% compared to annualized total returns of 17.31% for the S&P 500® Index and 17.73% for the Russell 3000® Index.

MARKET OUTLOOK

The ongoing financial crisis in Greece, the slowdown in the Chinese economy and the expected negative impact of rising U.S. interest rates and strengthening U.S. dollar caused an increase in market volatility during the first six months of 2015 fueling forecasters’ predictions of a market pullback.  While there are always forecasters predicting the next market correction or downturn, we believe it is important for investors to weather market events and periods of short-term volatility by favoring the equities of financially strong companies with stable or growing free cash flow, run by managements that have a demonstrated history of deploying cash to the benefit of shareholders.

In the current market, an enormous amount of investor money is flowing into high revenue growth companies with little, if any, free cash flow (e.g., internet, social media, etc.).  The money flowing into these high revenue growth companies is coming from the liquidation of industrial stocks that, in

The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 6/30/15, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 8.24%, 16.11%, and 5.97%, respectively. Per the Fund’s prospectus dated 4/28/15, the expense ratio for the Olstein All Cap Value Fund Class C was 2.28%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com.

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our opinion, are temporarily affected by a strong dollar and a less than robust economy (especially overseas), creating what we believe are deep discount stock purchase opportunities with free cash flow yields as high as 10%.  In the current environment, there is a strong case for investing in equity securities of companies whose real economic value is unrecognized by the market, obscured by recent market uncertainty or over shadowed by temporary problems.  We believe investors can find viable opportunities by focusing on four primary, company-specific factors: (1) a commitment to maintain a strong financial position as evidenced by a solid balance sheet; (2) an ability to generate sustainable free cash flow; (3) management that intelligently deploys cash balances and free cash flow from operations to increase returns to shareholders; and (4) a stock price that is at a discount to intrinsic value because of short-term factors.  We further believe that, by prioritizing these factors, we are investing in companies that are positioned to compete more advantageously as economic growth accelerates.

OUR STRATEGY

There are times when the combination of certain events, such as the Greek financial crisis and slowdown in the Chinese economy, tend to overwhelm equity markets and hit a value-oriented portfolio, such as the Fund’s, particularly hard causing a period of short-term underperformance.  At the same time, however, from our perspective as long-term value investors, the negative reaction during periods of increased market volatility creates many favorable opportunities for the Fund to buy good companies at bargain prices.

Throughout the Fund’s history, Wall Street’s obsessive focus on short-term events and obsession with pouring money into “exciting in your face high growth companies” selling at prices and valuations that have already more than discounted the future growth (reducing the probability of future appreciation), often produced significant opportunities for the Fund to purchase stocks in under the radar with 8% to 10% free cash flow yielding companies being thrown out the window to raise money for the overvalued exciting companies.  The Fund usually purchases what we believe are undervalued stocks selling at discounts to our calculation of intrinsic value, during periods of pessimism and underperformance by the company or industry that we deem to be temporary.  Before purchasing, we conclude that the bargain prices are not warranted by our estimate of the company’s normalized ability to produce future free cash flow.  Buying high growth companies at any price can reduce future returns.  Although growth companies are exciting, the price you pay is critical.  For example, the stock of Coca Cola is still not above its 1998 high stock price (when investors believed it was worth 95 times earnings based on assuming nonstop double digit growth forever).  We believe we are currently

OLSTEIN ALL CAP VALUE FUND

in one of those periods with many investors buying and selling stocks with little regard for company fundamentals.  We, on the other hand, continue to seek and invest in companies that we believe have an ability to deliver long-term value to their shareholders that, in many cases, is not currently recognized by the market.  We remain focused on individual companies, their operations and prospects for maintaining or growing sustainable free cash flow.  Patience is the most important virtue of a value investor.  Forever is an overused word in our industry.  Throughout our career, we have seen that whatever is working and/or not working over 3-6 month time periods, the word “forever” is usually attached.  Rarely is “forever” true but the word produces both overvalued and undervalued securities in most markets.

PORTFOLIO REVIEW

The Fund’s current portfolio consists of companies that we believe have a sustainable competitive advantage, discernible balance sheet strength, a management team that emphasizes decisions based on cost of capital calculations and deploys free cash flow to create shareholder value and are selling at discounts to our estimate of intrinsic value.  We believe companies with these characteristics are poised to eliminate the valuation gaps created by the recent events as the economic growth accelerates.

At June 30, 2015, the Olstein All Cap Value Fund portfolio consisted of 103 holdings with an average weighted market capitalization of $57.57 billion.  During the fiscal year, the Fund initiated positions in 30 companies and strategically added to positions in 27 companies.  Over the same time period, the Fund eliminated its holdings in 32 companies and strategically decreased its holdings in another 12 companies.

Positions initiated during the last twelve months include: Alaska Air Group, Brady Corporation, Citizens Financial Group, Discovery Communications, Dorman Products, Dover Corp., DSW Inc., First Niagara Financial Group, HCA Inc., Janus Capital Group, JetBlue Airways, Johnson Controls Inc., Joy Global Inc., Keysight Technologies, MasterCard Inc., MSC Industrial Direct Co., NVIDIA Corp., Oshkosh Truck Corp, Owens-Illinois, Packaging Corp of America, Patterson Companies, Inc., Pentair Ltd., The Travelers Companies, Twenty-First Century Fox, United Parcel Service, Universal Health Services Inc., Vasco Data Security, Viacom Inc., Visa Inc. and The Wendy’s Company.

Positions eliminated during the past twelve months include: 3M Company, ABB Ltd., American Express, Ann Inc., Avery Dennison, Baxter International, CR Bard, Inc., CareFusion Corp., Charles River Laboratories Inc., Cintas Corp., Coca-Cola Company, Deere & Co., Dentsply International Inc., DuPont, Ethan Allen Interiors, Hormel Foods Corp.,

OLSTEIN ALL CAP VALUE FUND

International Game Technology, Jones Lang LaSalle Inc., McDonalds Corp., Newell Rubbermaid Inc., NOW Inc., PetSmart Inc., Quest Diagnostics, Ross Stores Inc., Sysco Corp., Teleflex Inc., TJX Companies Inc., TRW Automotive Holdings, URS Corp., V F Corp., Walt Disney Company and Whole Foods Market Inc.  As previously discussed in shareholder letters for the third and fourth quarters of 2014, the Fund eliminated its positions in CareFusion Corp., International Game Technology, PetSmart, Inc., TRW Automotive Holdings and URS Corp. on very favorable terms as these companies were targeted by strategic acquirers during the reporting period.

Our Leaders

The stocks which contributed positively to performance for the twelve-month reporting period include: Sealed Air Corp, Universal Health Services, UnitedHealth Group, Zoetis, Inc., and Ross Stores.  At the close of the fiscal year, the Fund continued to hold Sealed Air, Universal Health Services, UnitedHealth Group and Zoetis, Inc.  The Fund sold its position in Ross Stores, which it held for a couple of years as the price of the company’s stock reached our valuation level during the fourth quarter of 2014.

Our Laggards

Laggards during the twelve-month reporting period include: National Oilwell Varco, Fossil Group, Now, Inc., Vishay Intertechnology and Wesco International.  As of the close of the reporting period, the Fund continued to hold National Oilwell Varco, Fossil Group, Vishay Intertechnology and Wesco International in its portfolio.  The Fund acquired the equity of NOW as a result of a spinoff from National Oilwell Varco in early June 2014, and held the company’s stock despite falling oil prices during the second half of 2014.  The Fund liquidated its position in NOW in February of 2015 as oil prices continued to fall and the outlook for oil remained uncertain.

A VALUE INVESTOR’S PERSPECTIVE
ON TURBULENT MARKETS

To a certain degree, investor apprehension and concerns about equity markets are understandable when considering the media’s breathless coverage of negative events.  Whether it is the Greek debt crisis, uncertainty about the future of the Eurozone, the economic slowdown in China or the expected negative impact of a strengthening U.S. dollar on corporate earnings, crises and calamities continue to dominate headlines and shake investor confidence.  It feels like yesterday that the media were warning investors about the future devastating impact of the “Fiscal Cliff” and government shutdown right before the stock market went on a material rise.  While we do not mini-

OLSTEIN ALL CAP VALUE FUND

mize the potential worst-case scenarios that any of these events may bring to equity markets, we believe it is more important to distinguish between the variability of an investment’s value due to temporary market volatility and the likelihood of permanent impairment of an investors’ capital.  For a value investor, short-term market volatility is less of a concern than the irreversible loss of capital due to the erosion of a company’s fundamentals over time.  Another meaningful worry for value investors is a poorly timed decision to sell a particular holding by reacting to short-term events that turned out to be temporary and had little to do with a company’s long-term ability to generate normalized free cash flow and thus its intrinsic value.

FOCUSING ON FACTORS CONDUCIVE
TO FAVORABLE PERFORMANCE

In our experience, pessimism about the direction of the overall market often leads investors to make poorly timed asset allocation or sell decisions, blinding an investor to the long-term future appreciation potential of companies with a sustainable competitive advantage, discernible balance sheet strength and a management team that effectively adjusts to challenging times to create meaningful shareholder value.  Companies with such characteristics are not only poised to overcome temporary valuation gaps created by market volatility but are usually in a position to achieve greater capital appreciation as market conditions improve and economic activity accelerates.  While we believe investors are wise to be wary of risk, we also believe that instead of making investment decisions based on market sentiment, investors should focus on opportunities for meaningful capital appreciation by studying opportunities presented by individual company fundamentals after a forensic analysis of financial statements.

From our perspective as value investors, recent market volatility has produced an environment in which there are many individual opportunities that offer investors the potential for above-average capital appreciation.  Our quest for value is guided by two prerequisites: (1) a company’s ability to generate sustainable future free cash flow; and (2) securities prices that allow us to buy good companies with solid balance sheets and profitable business models at very advantageous prices.  These two requirements guide our investment process and force us to focus on a company’s future prospects and value while capitalizing on current favorable prices.

Uncertainty and volatility usually present opportunities when determining the future value of a company, even under normal market conditions.  However, when market downturns or periods of volatility hit equity markets across the board – roughly half of S&P 500 Index companies have negative year-to-date performance through July 28, 2015 – the stocks of many good

OLSTEIN ALL CAP VALUE FUND

companies are penalized by negative market sentiment or reduced expectations that have little to do with a company’s underlying financial performance.  A company may have the misfortune of being in a sector that has fallen out of favor or may have material revenues in an industry that is expected to underperform for a period of time.  A portion of a company’s business may originate from a country or region suffering from a pullback in economic activity or a company may have exposure to an unfavorable economic trend such as falling commodities prices.  Whatever the reason, investors often feed off of and into broad negative market sentiment to pull back from a broad range of companies without regard for individual company performance or without considering how well individual companies may weather such adversity.  Most investors, as always, believe negative trends or positive trends are forever creating pockets of overvaluation and undervaluation during all markets.

For value investors, this often short-sighted market dynamic creates ample opportunities to buy great companies at substantial discounts which, in turn, sows the seeds for future potential outperformance.  We never know the exact timing of sentiment changes and, thus, our timing is based on the size of the discount from our calculation of long-term intrinsic value rather than trying to gauge the specific date that market sentiment changes.  For us, the most important metric for identifying superior investment opportunities in an uncertain market is a company’s ability to generate future sustainable free cash flow.  We look to invest in companies with strong balance sheets that have not only have the financial strength to weather periods of economic uncertainty but have also demonstrated an ability to allocate capital wisely during such challenging periods.  Because we are so focused on a company’s ability to generate free cash flow during both favorable and unfavorable economic cycles, we often identify many investment opportunities initially overlooked by the market or disregarded by investors too concerned with the volatility or pessimism dominating the ‘here and now’.  If an investor believes as we do that a company’s ability to generate future free cash flow is the primary determinant of its value as an ongoing enterprise, then a company’s ability to adapt to a challenging environment and continue to generate sustainable free cash flow will separate it from its competition and eventually draw the favorable attention of equity investors as markets regain a more balanced perspective and the company hopefully begins to show signs of its normalized ability to generate future free cash flow.

We believe an analysis on a company by company basis and not overall market sentiment, should concern investors - what is the cash return an investor can expect from owning a share of a business over the next three to five years, and does that return compensate the investor sufficiently in excess of the risk-free rate for the risk of investing in equities?  To us, this last question

OLSTEIN ALL CAP VALUE FUND

holds greater importance at a time when nervous investors are being told, often quite loudly, to avoid equities and seek safer opportunities.  We believe such times have the potential to set up significant above-average long-term investment returns.

WHERE WE ARE NOW –
THE SEEDS WE’VE SOWN

As previously reported in this letter, as of June 30, 2015, the Olstein All Cap Value Fund portfolio consisted of 103 holdings with the Fund initiating 30 holdings and eliminating 32 holdings over the past twelve months.  Of these 103 holdings, the Fund has considerable exposure to unusual value opportunities whose future prospects, in our opinion, are currently unrecognized, misunderstood, disregarded or undervalued by the current market.

Since the beginning of the fiscal year, 25 of the Fund’s holdings (representing approximately 27% of the Fund’s equity investments) have been the subject of significant announcements, including three merger & acquisition deals, two completed spinoffs as well as a contemplated spinoff; six share repurchase plans, seven substantial dividend increases (four of these dividend increases were announced along with share repurchase programs) and ten activist campaigns.  We are hopeful that, over our expected holding period, the Fund will benefit from a continuation of these value-creation initiatives as markets regain a surer footing and activist investors look under the microscope for undervalued free cash flow companies affected by temporary conditions.

What made each of the 23 companies mentioned above that were the subject of value enhancing corporate actions appealing to us as value investors were favorable company-specific characteristics (unique product or service niche, competitive strength, and clean capital structure), an ability to generate sustainable free cash flow and stocks trading at a significant discount to our determination of each company’s intrinsic value.  While the combination of these factors pointed to significant potential for capital appreciation, our in-depth understanding of each company’s potential usually flew in the face of the short-term collective wisdom regarding its future prospects and that is precisely the reason we were able to buy these companies at material discounts.  With a period of market volatility added into the mix, the potential for such unusual value situations was further clouded, and, thus, these companies tend to get hit a little harder over the short-term.  As with many of our investments, we usually find ourselves patiently waiting for the rest of the market to recognize and understand a company’s true investment potential before we see the valuation gap close.  We usually keep some cash firepower to add to the positions if the stock prices continue to fall for no apparent long-term value reason.  As volatility once again shakes markets,

OLSTEIN ALL CAP VALUE FUND

we realize that it may take a little longer for the market to see what we see and remind you that it is the patient investor that usually reaps above-average rewards.  The exact timing as to precisely when (or if) an activist or another catalyst strikes is virtually impossible and that is why we believe the Fund is for investors with a 3-5 year investment horizon.  Investors trying to time the Fund based on past experience or temporary moves up or down have been mostly wrong in the past and, we believe, will unfortunately continue to do so.  No philosophy or discipline works all of the time and, in fact, any attempt to make this happen is a long term failure process.

FINAL THOUGHTS

As value investors, we believe in having a long-term horizon in an environment that is maniacally focused on short-term events.  We believe that our long-term horizon, in conjunction with our emphasis on an in-depth analysis of financial statements, should provide the Fund with an advantage even during the most negative environments.  To repeat, we believe in performance over time and believe that any attempt to perform all of the time would be an impediment to performing over time, especially when the core of our philosophy seeks to buy companies at bargain prices.  Battleships do not turn on a dime and bargains usually require patience until being discovered by the investment masses.  It is our opinion that purchases made in the Fund’s portfolio during the most recent period of extreme market negativity should result in higher future rates of return.  The market is a discounting mechanism and, while past performance is not necessarily indicative of future results, it is noteworthy that the seeds of past periods of relative outperformance were often sown during previous periods of extreme volatility.

Uncertainty and fear, fueled by troubling news, short-term events and conflicting economic data usually produces the discounted stock prices we seek to take advantage of.  Individual stock and/or market declines or just plain misperception, often present us with buying opportunities, especially if we believe the short-term events are of little consequence to the long-term value.  While price declines present us with buying opportunities, low stock prices are not the sole criteria for buying companies for our portfolio under our strict free cash flow value-based stock selection criteria.  Additional criteria include: strong balance sheets; well-run operations which have the ability to consistently generate excess free cash flow and company managements with a disciplined track record of improving the returns of the business.

We believe the best approach for an uneven economic and investment environment is to buy companies that have the ability to generate free cash flow, have little or no debt or are aggressively paying down debt and to buy such companies at a significant discount to our assessment of their intrinsic value.

OLSTEIN ALL CAP VALUE FUND

The Fund’s portfolio primarily consists of fiscally strong, excess cash flow companies whose businesses, in our opinion, are primed to provide suitable returns over the long-term.

We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish the Fund’s objective of long-term capital appreciation.  We look forward to writing to you again at the close of the next quarter.

Sincerely,

Robert A. Olstein	Eric Heyman
Chairman and Chief Investment Officer	Co-Portfolio Manager

OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995. (With dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

Value of Shares Owned,
If Initial Investment
Date	was $10,000
9/21/95	$10,000
9/30/95	10,010
12/31/95	10,261
3/31/96	10,882
6/30/96	11,462
9/30/96	11,713
12/31/96	12,760
3/31/97	13,327
6/30/97	14,602
9/30/97	17,250
12/31/97	17,205
3/31/98	19,851
6/30/98	18,468
9/30/98	15,499
12/31/98	19,788
3/31/99	20,717
6/30/99	25,365
9/30/99	23,675
12/31/99	26,692
3/31/00	28,170
6/30/00	28,899
9/30/00	30,596
12/31/00	30,142
3/31/01	30,207
6/30/01	36,192
9/30/01	28,213
12/31/01	35,340
3/31/02	38,259
6/30/02	33,797
9/30/02	25,870
12/31/02	28,528
3/31/03	26,226
6/30/03	31,448
9/30/03	33,797
12/31/03	38,853
3/31/04	40,870
6/30/04	41,297
9/30/04	39,043
12/31/04	43,146
3/31/05	42,640
6/30/05	42,302
9/30/05	43,749
12/31/05	44,350
3/31/06	46,566
6/30/06	44,241
9/30/06	46,836
12/31/06	50,755
3/31/07	51,863
6/30/07	55,536
9/30/07	53,029
12/31/07	49,012
3/31/08	42,447
6/30/08	40,189
9/30/08	38,452
12/31/08	27,545
3/31/09	24,767
6/30/09	30,102
9/30/09	35,648
12/31/09	37,741
3/31/10	40,392
6/30/10	35,788
9/30/10	39,695
12/31/10	43,845
3/31/11	45,276
6/30/11	45,310
9/30/11	37,497
12/31/11	41,962
3/31/12	48,519
6/30/12	45,555
9/30/12	47,159
12/31/12	48,380
3/31/13	54,275
6/30/13	56,786
9/30/13	60,379
12/31/13	65,995
3/31/14	66,867
6/30/14	69,134
9/30/14	69,413
12/31/14	75,913
3/31/15	77,290
6/30/15	75,525

Details:
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 6/30/15, assuming reinvestment

OLSTEIN ALL CAP VALUE FUND

of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 8.24%, 16.11%, and 5.97%, respectively. Per the Fund’s prospectus dated 4/28/15, the expense ratio for the Olstein All Cap Value Fund Class C was 2.28%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com.

A current prospectus may be obtained by calling (800) 799-2113 or visiting The Olstein Funds’ website at www.olsteinfunds.com.

The above represents opinion, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock market performance in general. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and represents approximately 98% of the investable U.S. Equity market. Investors cannot actually make investments in either index.

Not FDIC insured – Not bank-guaranteed – May lose value.

Distributed by Olstein Capital Management, L.P. – Member FINRA.

OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Fiscal Year End of 6/30/15.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns
	1 Year	5 Year	10 Year	15 Year	Inception(4)
Olstein All Cap Value – Class C(1)	8.24%	16.11%	5.97%	6.61%	10.77%
Russell 3000® Index(2)	7.29%	17.54%	8.15%	4.89%	8.74%
S&P 500® Index(3)	7.42%	17.34%	7.89%	4.36%	8.61%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(4)	Commenced operations on September 21, 1995.

OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class for the past 10 years through the Fiscal Year End of 6/30/15.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns
	1 Year	5 Year	10 Year	15 Year	Inception(4)
Olstein All Cap Value –
Adviser Class(1)	10.35%	17.08%	6.81%	7.44%	8.20%
Russell 3000® Index(2)	7.29%	17.54%	8.15%	4.89%	5.58%
S&P 500® Index(3)	7.42%	17.34%	7.89%	4.36%	4.90%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses for each period and thus represents a “net return”.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(4)	Commenced operations on September 21, 1999.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Expense Example as of June 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 – June 30, 2015.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

All Cap Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/15	6/30/15	1/1/15 – 6/30/15
Actual
Class C	$1,000.00	$994.90	$11.13
Adviser Class	$1,000.00	$999.60	$6.20

Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.64	$11.23
Adviser Class	$1,000.00	$1,018.60	$6.26

*
Expenses are equal to the Fund’s annualized expense ratio of 2.25% and 1.25% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
June 30, 2015

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Schedule of Investments as of June 30, 2015

COMMON STOCKS – 96.3%

AEROSPACE & DEFENSE – 1.8%	Shares	Value
Esterline Technologies Corporation (a)	66,000	$6,292,440
United Technologies Corporation	69,000	7,654,170
		13,946,610

AIR DELIVERY & FREIGHT SERVICES – 0.6%
United Parcel Service, Inc. – Class B	45,000	4,360,950

AIRLINES – 3.8%
Alaska Air Group, Inc.	68,000	4,381,240
Delta Air Lines, Inc.	262,000	10,762,960
JetBlue Airways Corporation (a)	202,000	4,193,520
Spirit Airlines, Inc. (a)	166,000	10,308,600
		29,646,320

AUTO COMPONENTS – 1.8%
Delphi Automotive PLC (b)	70,000	5,956,300
Dorman Products, Inc. (a)	80,000	3,812,800
Johnson Controls, Inc.	80,000	3,962,400
		13,731,500

AUTO MANUFACTURERS – 2.3%
General Motors Company	274,000	9,132,420
Oshkosh Corporation	202,000	8,560,760
		17,693,180

BEVERAGES – 0.7%
PepsiCo, Inc.	62,000	5,787,080

BUILDING PRODUCTS – 0.8%
Masco Corporation	217,000	5,787,390

CAPITAL MARKETS – 2.7%
Janus Capital Group Inc.	548,000	9,381,760
Legg Mason, Inc.	221,000	11,388,130
		20,769,890

CHEMICALS – 1.0%
Sensient Technologies Corporation	115,000	7,859,100

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.3% – continued

COMMERCIAL BANKS – 6.7%	Shares	Value
The Bank of New York Mellon Corporation	236,000	$9,904,920
BB&T Corporation	216,000	8,706,960
Citizens Financial Group Inc.	247,000	6,745,570
Fifth Third Bancorp	464,000	9,660,480
First Niagara Financial Group, Inc.	686,000	6,475,840
U.S. Bancorp	229,000	9,938,600
		51,432,370

COMMERCIAL SERVICES & SUPPLIES – 2.7%
ABM Industries Incorporated	293,900	9,660,493
ADT Corp.	104,000	3,491,280
Brady Corporation – Class A	156,000	3,859,440
Towers Watson & Co. – Class A	31,836	4,004,969
		21,016,182

COMMUNICATIONS EQUIPMENT – 2.1%
Cisco Systems, Inc.	353,000	9,693,380
QUALCOMM Incorporated	102,000	6,388,260
		16,081,640

COMPUTERS & PERIPHERALS – 2.4%
Apple Inc.	78,000	9,783,150
Teradata Corporation (a)	244,000	9,028,000
		18,811,150

CONSUMER FINANCE – 2.2%
Equifax Inc.	49,000	4,757,410
MasterCard, Inc. – Class A	67,000	6,263,160
Visa Inc. – Class A	92,000	6,177,800
		17,198,370

CONTAINERS & PACKAGING – 3.4%
Owens-Illinois, Inc. (a)	337,000	7,730,780
Packaging Corporation of America	99,000	6,186,510
Rock-Tenn Company – Class A	99,000	5,959,800
Sealed Air Corporation	120,000	6,165,600
		26,042,690

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.3% – continued

DIVERSIFIED FINANCIAL SERVICES – 3.1%	Shares	Value
Franklin Resources, Inc.	239,000	$11,718,170
Invesco Ltd. (b)	316,000	11,846,840
		23,565,010

E-COMMERCE – 1.1%
eBay Inc. (a)	144,000	8,674,560

ELECTRONIC EQUIPMENT & INSTRUMENTS – 2.8%
Itron, Inc. (a)	233,000	8,024,520
Keysight Technologies, Inc. (a)	263,000	8,202,970
TE Connectivity Ltd. (b)	82,000	5,272,600
		21,500,090

ENERGY EQUIPMENT & SERVICES – 0.7%
National Oilwell Varco, Inc.	113,000	5,455,640

FOOD & DRUG RETAILERS – 0.8%
CVS Health Corporation	57,000	5,978,160

HEALTH CARE EQUIPMENT & SUPPLIES – 4.9%
Becton, Dickinson and Company	49,000	6,940,850
Intuitive Surgical, Inc. (a)	12,000	5,814,000
Medtronic, PLC (b)	134,000	9,929,400
Stryker Corporation	76,000	7,263,320
Zimmer Holdings, Inc.	74,000	8,083,020
		38,030,590

HEALTH CARE PRODUCTS – 0.9%
Johnson & Johnson	71,000	6,919,660

HEALTH CARE PROVIDERS & SERVICES – 3.2%
HCA Holdings, Inc. (a)	49,000	4,445,280
Patterson Companies Inc.	126,000	6,129,900
UnitedHealth Group Incorporated	66,000	8,052,000
Universal Health Services, Inc. – Class B	41,000	5,826,100
		24,453,280

HOUSEHOLD DURABLES – 1.3%
Harman International Industries, Incorporated	87,000	10,347,780

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.3% – continued

INDUSTRIAL CONGLOMERATES – 1.4%	Shares	Value
General Electric Company	410,000	$10,893,700

INDUSTRIAL EQUIPMENT WHOLESALE – 1.8%
MSC Industrial Direct Co., Inc. – Class A	60,000	4,186,200
WESCO International, Inc. (a)	141,000	9,678,240
		13,864,440

INSURANCE – 3.8%
Aon PLC (b)	103,000	10,267,040
The Chubb Corporation	51,000	4,852,140
Marsh & McLennan Companies, Inc.	136,000	7,711,200
The Travelers Companies, Inc.	64,000	6,186,240
		29,016,620

MACHINERY – 5.9%
Dover Corporation	99,000	6,947,820
Ingersoll-Rand PLC (b)	94,000	6,337,480
Joy Global Inc.	128,000	4,633,600
Parker-Hannifin Corporation	55,000	6,398,150
Pentair PLC (b)	106,000	7,287,500
Regal Beloit Corporation	118,000	8,565,620
Xylem Inc.	143,400	5,315,838
		45,486,008

MEDIA – 4.6%
Comcast Corporation – Class A	160,000	$9,622,400
Discovery Communications, Inc. – Class C (a)	305,000	9,479,400
Twenty-First Century Fox, Inc. – Class B	308,000	9,923,760
Viacom Inc. – Class B	95,000	6,140,800
		35,166,360

MISCELLANEOUS MANUFACTURING – 0.7%
Smith & Wesson Holding Corporation (a)	329,700	5,469,723

MULTILINE RETAIL – 3.4%
Dillard’s, Inc. – Class A	89,000	9,361,910
Kohls Corporation	141,000	8,828,010
Macy’s, Inc.	114,000	7,691,580
		25,881,500

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.3% – continued

OIL & GAS – 0.5%	Shares	Value
Exxon Mobil Corporation	45,000	$3,744,000

PHARMACEUTICALS – 1.1%
Abbott Laboratories	159,000	7,803,720
Zoetis Inc.	20,000	964,400
		8,768,120

RESTAURANTS – 0.9%
The Wendy’s Company	582,000	6,564,960

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 3.8%
Entegris, Inc. (a)	262,000	3,817,340
Intel Corporation	373,000	11,344,795
NVIDIA Corporation	315,000	6,334,650
Vishay Intertechnology, Inc.	668,000	7,802,240
		29,299,025

SOFTWARE – 2.5%
Microsoft Corporation	154,000	6,799,100
Oracle Corporation	275,000	11,082,500
VASCO Data Security International, Inc. (a)	55,400	1,672,526
		19,554,126

SPECIALTY RETAIL – 5.0%
Bed Bath & Beyond Inc. (a)	115,000	7,932,700
Big Lots, Inc.	179,000	8,053,210
DSW Inc. – Class A	197,000	6,573,890
Express, Inc. (a)	91,600	1,658,876
Lowe’s Companies, Inc.	93,000	6,228,210
Vitamin Shoppe, Inc. (a)	209,000	7,789,430
		38,236,316

TELECOMMUNICATIONS – 3.3%
AT&T Inc.	251,000	8,915,520
Corning Incorporated	410,000	8,089,300
Verizon Communications, Inc.	173,000	8,063,530
		25,068,350

TEXTILES, APPAREL & LUXURY GOODS – 2.5%
Fossil Group, Inc. (a)	138,000	9,571,680

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.3% – continued

TEXTILES, APPAREL & LUXURY GOODS – 2.5% – continued	Shares	Value
Ralph Lauren Corporation – Class A	47,000	$6,220,920
UniFirst Corporation	31,000	3,467,350
		19,259,950

TRANSPORTATION EQUIPMENT – 1.3%
The Greenbrier Companies, Inc.	216,000	10,119,600
TOTAL COMMON STOCKS (Cost $665,227,856)		741,481,990

SHORT-TERM INVESTMENTS – 4.0%
MONEY MARKET MUTUAL FUNDS (c) – 4.0%
Fidelity Institutional Money Market Portfolio – Class I, 0.10%	16,910,587	16,910,587
Invesco Short-Term Investments Trust Liquid Assets Portfolio –
Institutional Shares, 0.10%	14,041,564	14,041,564
TOTAL SHORT-TERM INVESTMENTS (Cost $30,952,151)		30,952,151

TOTAL INVESTMENTS – 100.3%
(Cost $696,180,007)		772,434,141
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(2,032,141)
TOTAL NET ASSETS – 100.0%		$770,402,000

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

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Olstein All Cap Value Fund
Statement of Assets and Liabilities as of June 30, 2015

Assets:
Investments, at value (at cost $696,180,007)	$772,434,141
Cash	27,260
Receivable for securities sold	9,105,845
Receivable for capital shares sold	522,747
Dividends and interest receivable	746,098
Other assets	13,108
Total Assets	782,849,199

Liabilities:
Payable for securities purchased	9,587,838
Payable for capital shares redeemed	516,936
Payable to Investment Manager (See Note 5)	649,855
Distribution expense payable	1,318,656
Payable for trustees’ fees and expenses	47,428
Accrued expenses and other liabilities	326,486
Total Liabilities	12,447,199
Net Assets	$770,402,000

Net Assets Consist of:
Capital stock	$622,062,701
Accumulated net investment loss	(2,211,039)
Accumulated net realized gain on investments sold	74,296,204
Net unrealized appreciation on investments	76,254,134
Total Net Assets	$770,402,000

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$618,561,497
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	28,905,243
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$21.40

ADVISER CLASS:
Net Assets	$151,840,503
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	6,088,012
Net asset value, offering and redemption price per share	$24.94

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statement of Operations

For the Year Ended
June 30, 2015
Investment Income:
Dividend income	$11,012,581
Interest income	40,877
Total investment income	11,053,458

Expenses:
Investment management fee (See Note 5)	7,482,883
Distribution expense – Class C (See Note 6)	6,179,253
Transfer agent fees and expenses	561,724
Administration fee	475,497
Professional fees	259,051
Trustees’ fees and expenses	192,596
Accounting costs	134,294
Federal and state registration	78,705
Custody fees	69,927
Reports to shareholders	50,632
Other	93,523
Total expenses	15,578,085
Net investment loss	(4,524,627)

Realized and Unrealized Gain (Loss) on Investments:
Realized gain on investments	110,409,674
Change in unrealized appreciation/depreciation on investments	(41,096,636)
Net realized and unrealized gain on investments	69,313,038
Net Increase in Net Assets Resulting from Operations	$64,788,411

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2015	June 30, 2014
Operations:
Net investment loss	$(4,524,627)	$(4,653,840)
Net realized gain on investments	110,409,674	113,482,390
Change in unrealized appreciation/depreciation on investments	(41,096,636)	18,124,411
Net increase in net assets resulting from operations	64,788,411	126,952,961

Distributions to Class C Shareholders
from Net Realized Gains	(7,255,747)	—
Distributions to Adviser Class Shareholders
from Net Realized Gains	(1,274,358)	—
Total distributions to shareholders	(8,530,105)	—

Net increase (decrease) in net assets resulting
from Fund share transactions (Note 7)	27,992,318	(33,443,833)

Total Increase in Net Assets	84,250,624	93,509,128

Net Assets:
Beginning of period	686,151,376	592,642,248
End of period	$770,402,000	$686,151,376
Accumulated net investment loss	$(2,211,039)	$(2,197,392)

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011
Net Asset Value – Beginning of Period	$19.82	$16.28	$13.06	$12.99	$10.26
Investment Operations:
Net investment loss(1)	(0.16)	(0.15)	(0.10)	(0.07)	(0.11)
Net realized and unrealized
gain on investments	1.99	3.69	3.32	0.14	2.84
Total from investment operations	1.83	3.54	3.22	0.07	2.73
Distributions from net realized
gain on investments	(0.25)	—	—	—	—
Net Asset Value – End of Period	$21.40	$19.82	$16.28	$13.06	$12.99

Total Return++	9.24%	21.74%	24.66%	0.54%	26.61%

Ratios (to average net assets)/
Supplemental Data:
Expenses	2.26%	2.27%	2.30%	2.31%	2.29%
Net investment loss	(0.78)%	(0.84)%	(0.67)%	(0.59)%	(0.87)%
Portfolio turnover rate(2)	57.57%	51.49%	44.43%	38.96%	39.28%
Net assets at end of period (000 omitted)	$618,561	$587,383	$522,348	$470,528	$548,301

++	Total Returns do not reflect any deferred sales charge for Class C Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the	For the		For the	For the	For the
	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	June 30,	June 30,		June 30,	June 30,	June 30,
	2015	2014		2013	2012	2011
Net Asset Value – Beginning of Period	$22.83	$18.59		$14.80	$14.61	$11.45
Investment Operations:
Net investment income (loss)(1)	0.05	0.02		0.01	0.02	(0.02)
Net realized and unrealized
gain on investments	2.31	4.22		3.78	0.17	3.18
Total from investment operations	2.36	4.24		3.79	0.19	3.16
Distributions from net realized
gain on investments	(0.25)	—		—	—	—
Net Asset Value – End of Period	$24.94	$22.83		$18.59	$14.80	$14.61

Total Return	10.35%	22.81%		25.61%	1.30%	27.60%

Ratios (to average net assets)/
Supplemental Data:
Expenses	1.26%	1.34	%(2)	1.55%	1.56%	1.54%
Net investment income (loss)	0.22%	0.09%		0.08%	0.16%	(0.12)%
Portfolio turnover rate(3)	57.57%	51.49%		44.43%	38.96%	39.28%
Net assets at end of period (000 omitted)	$151,841	$98,768		$70,294	$59,250	$65,043

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	The Board voted to eliminate the 12b-1 Plan for the Adviser Class effective October 31, 2013 and the 0.25% 12b-1 fee was discontinued.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

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OLSTEIN STRATEGIC
OPPORTUNITIES FUND

34	Letter to Shareholders

49	Expense Example

52	Schedule of Investments

56	Statement of Assets
and Liabilities

58	Statement of Operations

59	Statements of Changes
in Net Assets

60	Financial Highlights

OLSTEIN STRATEGIC OPPORTUNITIES FUND

OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the fiscal year ended June 30, 2015, load-waived Class A shares of the Olstein Strategic Opportunities Fund appreciated 7.19% compared to total returns of 5.92% and 7.42% for the Russell 2500™ Index and the S&P 500® Index, respectively.  For the three years ended June 30, 2015, load-waived Class A shares of the Olstein Strategic Opportunities Fund had an average annual return of 21.44% compared to average annual returns of 18.66% for the Russell 2500™ Index and 17.31% for the S&P 500® Index over the same time period.

MARKET OUTLOOK & STRATEGY

A sharp increase in volatility during the first six months of the year, triggered by the ongoing financial crisis in Greece, a slowdown in the Chinese economy, the expected negative impact from rising U.S. interest rates and the strengthening U.S. dollar, dampened equity market returns and further fueled forecasters’ predictions of a market pullback.  The small- to mid-sized company benchmark Russell 2500™ Index seemed to hold up well during the spike in market volatility, appreciating 4.81% during the first six months of the year, compared to a return of 1.23% for the broader market benchmark S&P 500® Index over the same time period.  The relatively strong performance of the Russell 2500 Index, however, was driven primarily by a narrow segment of the index, specifically, a boom in biotech and pharmaceutical firms.

The performance data quoted represents past performance and does not guarantee future results. The Olstein Strategic Opportunities Fund Class A return as of 6/30/15 for the one-year period, five-year period, and since inception (11/1/06), assuming deduction of the maximum Class A sales charge of 5.50% was 1.28%, 18.03% and 8.17%, respectively. Per the Fund’s 4/28/15 prospectus, the Fund’s Class A expense ratio was 1.61%. Expense ratios for other share classes will vary. Performance for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please visit our website at www.olsteinfunds.com.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

During the first six months of the year, the Fund experienced a period of underperformance with load-waived Class A shares appreciating 0.40%.  There are times when the combination of certain events, (such as the current Greek financial crisis and slowdown in the Chinese economy) tend to overwhelm equity markets.  During these times, investors who focus on achieving instantaneous gratification with little patience for disappointments, often liquidate stocks of good companies facing short term issues which are underperforming the market.  A value oriented portfolio of small to midsized companies (such as the Fund’s) that, in our opinion, are selling at discounts as a result of the temporary events, short-term earnings disappointments, misperception or just plain overall negativity, often go through periods of short-term underperformance under these conditions.  As long-term value investors, we are currently searching for companies whose long-term value is not affected by these short-term events.  In the current environment, we are having no trouble purchasing good companies at what we believe are bargain prices.

We believe we are currently in a period of overall market skittishness, with many investors reacting to short-term company negative news issued by industrial companies, by moving to the sidelines without considering whether or not current prices are more than discounting the long-term potential based on the company’s future ability to generate normalized free cash flow.  Wall Street’s obsessive focus on short-term events has often produced significant opportunities to profit from short-term pessimism when deviations between stock prices and long-term company valuations increase dramatically.  We never know the exact timing when (or if) catalysts appear or psychology changes which results in bargain hunters, in mass jumping aboard, quickly eliminating the deviation between a company’s stock price and our estimate of intrinsic value.  Although we are patient investors, we do expect to see catalysts arise within a 24 month period which should begin eliminating the discount from our calculation of intrinsic value.  At times, 24 months seems like a long period of time, and thus, we believe our Fund is better suited for investors with a 2 to 3 year time horizon to fully experience the Fund’s investment discipline and strategy.  We continue to seek and invest in companies that we believe have an ability to deliver long-term value to their shareholders that, in many cases, is not currently recognized by the market.  While there are always forecasters predicting the next market correction or downturn, we believe it is important to weather market events and periods of short-term volatility by favoring the equities of financially strong companies with stable or growing free cash flow, run by managements that have a demonstrated history of deploying cash to the benefit of shareholders and whose stock price is selling at a discount to our estimate of intrinsic value as a result of short-term factors.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

PORTFOLIO AND PERFORMANCE REVIEW

At June 30, 2015, the Fund’s portfolio consisted of 49 holdings with an average weighted market capitalization of $3.21 billion.  Throughout the year ended June 30, 2015, we continued to modify the portfolio in light of the volatility in the overall market.  By paying strict attention to our company valuations, we reduced or eliminated positions in which the discounts from our calculation of intrinsic value were no longer large enough to justify the size of our position.  At the same time, we increased or added new positions in what we believe to be well run, conservatively capitalized companies pursuing the correct strategies whose discounts have widened as a result of investor disenchantment with short term stock performance.

During the twelve month reporting period, the Fund initiated positions in twenty companies and strategically added to established positions in another twelve companies.  Positions initiated during the past fiscal year include: Blount International, Brady Corporation, Cynosure Inc., Daktronics Inc., DSW Inc., Federal Signal Corp., First Niagara Financial Group, Fox Factory Holding Corp., Joy Global Inc., Keysight Technologies Inc., Land’s End Inc., Lifetime Brands Inc., Oshkosh Truck Corp., Owens-Illinois Inc., Patterson Companies, Vasco Data Security, Wabash National Corporation, The Wendy’s Company and Wesco International Inc.

During the twelve month reporting period, the Fund eliminated its holdings in twenty companies and strategically reduced its holdings in another three companies.  The Fund eliminated or reduced its holdings in companies that either reached our valuation levels, or where, in our opinion, changing conditions or new information resulted in additional risk and/or reduced appreciation potential.  We redeployed proceeds from such sales into opportunities that we believe offer a more favorable risk/reward profile.  During the fiscal year, the Fund eliminated its holdings in Aegion Corp., Ann Inc., Arctic Cat Inc., Avery Dennison Corp., AVX Corp., CareFusion Corp., Charles River Laboratories, Culp Inc., Ethan Allen Interiors, International Game Technology, Jones Lang LaSalle Inc., NOW Inc., Nutraceutical International Corp., PetSmart Inc., Rocky Brands Inc., Steelcase Inc., Teleflex Inc., UFP Technologies, Inc., URS Corp. and Xylem, Inc.  As reported in previous letters to our shareholders, of the twenty companies eliminated from the Fund’s portfolio over the course of the fiscal year, five companies were sold due to corporate actions that caused the price of each company’s stock to increase to our valuation levels.  URS Corporation, International Game Technology and CareFusion entered into merger agreements with strategic acquirers during the reporting period; a private equity firm acquired PetSmart; and an activist investor, as well as a private equity firm, disclosed significant stakes in Ann Inc.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Our Leaders

The stocks which contributed positively to performance for the twelve month reporting period include: Culp, Inc., Sealed Air Corp., Rocky Brands, Integra LifeSciences Corporation and Janus Capital Group.  The Fund sold its positions in Culp and Rocky Brands as the price of each company’s stock reached our valuation levels.  At the close of the fiscal year, the Fund continued to hold Sealed Air, Integra Life Sciences and Janus Capital Group.

Our Laggards

Laggards during the twelve month reporting period include: Blount International, Nutraceutical International Corporation, NOW Inc., CECO Environmental Corp. and Vishay Intertechnology Inc.  The Fund liquidated its holdings in Nutraceutical International and NOW Inc. during the reporting period. The Fund sold its position in NOW Inc. as crude oil prices collapsed from over $100/barrel in mid-June 2014 to under $55/barrel early in 2015.  The Fund sold its position in Nutraceutical International as we questioned company management’s understanding of and ability to implement the changes needed to increase shareholder value.  At the close of the fiscal year, the Fund continued to hold Blount International, CECO Environmental Corp. and Vishay Intertechnology Inc.

REVIEW OF ACTIVIST HOLDINGS

As of June 30, 2015, the Fund was invested in sixteen activist situations, which represented approximately 33% of the Fund’s equity investments, and five of its top ten holdings.  In general, these situations fit our definition of an activist investment where Olstein Capital Management or an outside investor, usually a hedge fund, private equity investor, seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value.

The Fund’s activist holdings as of June 30, 2015, include agricultural machine and equipment manufacturer, Blount International; environmental technology company, CECO Environmental; aerospace and defense products manufacturer, Esterline Technologies Corp.; specialty apparel and accessory retailer, Express Inc.; recreational vehicle suspension products manufacturer, Fox Factory Holding Corp.; money management firms, Janus Capital Group and Legg Mason Inc.; multi-channel retailer, Land’s End; kitchenware and housewares manufacturer, Lifetime Brands Inc.; department store company, Macy’s; glass container manufacturer, Owens-Illinois; specialty eatery, Potbelly Inc.; data solutions company, Teradata Corporation; specialty retailer of nutritional products, Vitamin Shoppe Inc.; fast-food restaurant chain, The Wendy’s Company; and industrial equipment supplier, WESCO

OLSTEIN STRATEGIC OPPORTUNITIES FUND

International.  We continue to monitor the progress of the activist investors involved in these situations as they work to increase shareholder value through a specific plan for improving each company’s results.  While each investment is at a different strategic stage, we believe the actions that have been proposed or implemented for each company should increase shareholder value through improved future operating results.

With each of our activist situations, one of the most important variables we consider, (especially during tough economic times), is “how long do we expect it to take for this company to improve its operations and results?”  Although we know from experience that successful turnarounds don’t happen overnight, we do expect specific improvements in operations to occur within a defined period of time (two years or less), notwithstanding the economic environment.  Although a turnaround process may not be in full swing, if a company has adopted what we believe is the right strategy to increase shareholder value within two years, we are willing to wait beyond two years for operating results to start improving if we are being sufficiently rewarded for the risk, and if our ongoing analysis of the company’s financial statements tell us the company is headed in the right direction.

UNDERSTANDING UNDERVALUATION
AND FORECASTING THE FUTURE

Our ongoing search for value focuses on identifying significant deviations between the current price of a stock and our determination of the issuing company’s intrinsic value.  Our intrinsic value is based on our prediction of a company’s normalized ability to produce future free cash flow.  One of the primary challenges of our analysis is to understand what is creating the discount; determining if the issues causing the discount are temporary or chronic in nature; and recognizing the circumstances that are likely to close the gap between the company’s current stock price and its intrinsic value.

For small- to mid-sized companies, assessing the underlying causes of why a company is undervalued helps us to separate those companies with serious structural, financial or secular problems from those that are simply not performing to their full potential.  In a challenging economic environment, understanding the nature of the discount also helps us separate viable value investing opportunities from potential value traps.  We seek to determine if the discount is the result of misperceptions about the company, a build-up of unmerited negative sentiment, an over-reaction to temporary bad news, or if it is a result of chronic issues the company is not likely to successfully overcome.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

MAKING SENSE OF THE ‘DISCOUNT’

Our first mission when analyzing company stocks which appear to be selling at a discounted price is to look for specific financial, competitive and structural characteristics that signal that a company’s problems are temporary.  When evaluating the investment potential of an undervalued company, we first consider if the company is well positioned to create shareholder value and close the valuation gap.  While most companies endure varying degrees of performance problems throughout their life, a challenging economic environment may make it difficult to implement the changes needed to create long-term value and thus successfully close the gap between current stock price and intrinsic value.  In light of such challenges, our analysis focuses on several company-specific factors:

The Core Business and Financial Strength: We seek to determine whether the company has a strong core business and a competitive advantage that will allow it to overcome any temporary setbacks negatively affecting its stock price.  Since companies that improve their performance after temporary setbacks may find their stocks still held back by negative market sentiment, it is extremely important for us that the core business is able to generate sustainable free cash flow over our anticipated holding period of three years or longer.  Free cash flow companies add value while we wait for the catalyst to arrive.  Our analysis focuses on how the company’s operations generate sustainable free cash flow and the level of investment required to improve company performance and eventually grow the business.  We also believe it is extremely important to assess whether the balance sheet is strong enough to ride out the current problems if the issues the company is facing last longer than expected.

Nature of the Company’s Problems: For small- to mid-sized companies, an extremely important part of understanding the valuation gap between stock price and intrinsic value is an assessment of the company’s difficulties and problems.  Some factors contributing to the discount may stem from the company itself, including failure to keep pace with market trends; poor allocation of capital; an under achieving product line or division that needs to be fixed, sold or shut down; too much debt; insufficient operating controls or a weak management team that lacks depth and expertise.  Other problems may come from outside the company, such as economic shifts creating headwinds for the business, social change, technological change, regulatory constraints, or misperceptions about the company or its industry.  We carefully evaluate the many factors that may have contributed to a company’s setbacks, determine the severity of these factors and assess what corrective

OLSTEIN STRATEGIC OPPORTUNITIES FUND

measures the company must pursue to successfully reinvigorate the business and whether or not they are currently being instituted.

Clean accounting: We undertake a thorough review of financial statements over the past three to five years to determine if management has masked the scope and depth of the company’s problems by creating unrealistic financial statements and results of operations by adopting nonconservative accounting techniques and making financial assumptions which deviate from economic reality.  When faced with a significant discount in stock price, it’s extremely important to judge the quality of management by its commitment to creating shareholder value, as well as the conservatism and transparency of its financial reporting and how effectively it communicates the company’s problems, its strategic alternatives to be adopted and assess the economic reality thereof.

Quality of Company Management: In light of a significant gap between the company’s stock price and our determination of its intrinsic value, we assess the decision-making skills and leadership of a company’s management team.  For small- to mid-sized companies, an assessment of management’s skill level and experience is critical in light of the company’s undervaluation.  Management must not only recognize the true extent of the company’s problems and identify solutions that are in the best interests of shareholders, management should have the requisite skills and experience to effect needed change.  An ongoing analysis of a company’s financial statements, accompanying footnotes and shareholder communications help us determine whether management’s actions have resulted or are likely to result in real fundamental progress towards closing the valuation gap.

As balanced and experienced investors, we constantly look out for company-specific factors that may signal a potential value trap.  We avoid situations where a company’s core business has failed to keep pace with dramatic changes in the economic, competitive or technological landscape or companies with products and services that have become less relevant to the market.  We also avoid companies which have fallen to what appears to be undervalued territory that, in our opinion, have weak balance sheets, lack significant financial resources to ride out economic storms or do not exert proper control over existing resources through proper cash flow management, working capital controls, meaningful cost reduction efforts, and appropriate return on investment and profitability analysis.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLOSING THE VALUATION GAP

Following our assessment of the factors we believe have created the discount between a company’s current stock price and its intrinsic value, we conduct a deeper analysis of those companies that we believe have normalized free cash flow potential that is not recognized or properly valued by the market.  In order to reach conclusions about unrecognized future free cash flow potential, we undertake an intensive, forensic analysis of a company’s financial statements, footnotes and other regulatory filings in order develop a deeper understanding of the stability and reliability of the company’s free cash flow potential under different economic scenarios, and to assess the capabilities and fiscal conservatism of the management team and finally, the quality of its earnings.

Company managements make mistakes all the time.  Some are financial, some operational, some strategic – almost all weigh on the stock price in the near term.  For small- to mid-sized companies that have been unduly penalized by short-term market reactions or negative sentiment, we seek to identify a catalyst or strategic alternatives that we believe will unlock the company’s underlying value and accelerate closing of the valuation gap.  Some potential catalysts we analyze when considering investments for the Fund include;

Unrecognized or Hidden Free Cash Flow Potential: We look for companies that generate significant cash flow from their operations, but due to various reasons, net income (reported earnings per share) is materially below what the company actually generates in free cash flow.  In these cases, we look at the company’s free cash flow yield, (calculated as cash flow divided by the enterprise value), to determine if the cash flow yield is materially above competitive yields in the bond market or stock market.  Our experience indicates that companies with above average free cash flow yields combined with strong (or improving) returns on invested capital and strong returns on assets have a higher probability of successfully managing temporary problems and are likely to provide increasing value to shareholders over time.

Niche Power: Some small- to mid-sized companies provide unique, essential, niche products and/or services, with few true substitutes capable of displacing the product or service in the market.  However, as a result of various circumstances, the company does not realize its true earnings potential, often weighed down by a status quo view, misconceptions or mismanagement.  With niche power, the company may be able to change marketing and sales techniques or undertake price or volume increases that, once properly implemented, can lead directly to margin and earnings increases which should eventually result in increased shareholder value.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Segment Analysis: A company’s stock price is often disproportionately penalized if the company has an underperforming business segment that is hiding a company’s normalized long-term ability to generate future free cash flow, even though the underperforming segment may represent only a fraction of the company’s overall earnings.  We assess the true earnings power of all of a company’s segments to determine our intrinsic value and recognize that if an underperforming segment improves or is jettisoned, the company’s shares are more likely to move towards fair value.

Hidden Assets/Liquidity: We spend a lot of time analyzing balance sheets of companies looking for assets that are either not utilized efficiently or not essential to the company’s operations.  These assets can include licenses, intangibles, non-core divisions or real estate.  We believe value can be created if companies monetize non-core assets and allocate capital to more strategic operations, complementary acquisitions, debt pay-down, or increased returns to shareholders.

Management Changes: Although we are known for not talking to management, we are very concerned with what a company’s management actually does.  We evaluate management by judging what they actually do rather than what they say by undertaking an inferential analysis of current and historical shareholder letters, financial statements, footnotes and disclosure practices, looking for clues that changes are being implemented and assessing a company’s normalized ability to generate future free cash flow.  We emphasize financial strength first by evaluating the conservation of the balance sheet and look behind all the numbers and disclosures to determine whether or not the statements are in accord with economic reality.  For many small- to mid-sized companies, the quality and skill of the management team is a key determinant of whether or not the company is likely to increase shareholder value.  Managements that are inconsistent, unwilling to judge their performance against previously stated objectives and too focused on temporary fixes cannot serve as catalysts for unlocking a company’s unrealized value.  In many cases, a management team that lacks the expertise needed to succeed in the company’s market or a management team that lacks the appropriate emphasis on returns on invested capital can be improved by hiring new team members with the required skills and experience.  In other cases, management teams that consistently exhibit poor decision-making and questionable leadership skills may need to be replaced in their entirety.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

STAYING FOCUSED ON FUNDAMENTALS

Another critical element of our analytical process lies in our ability to identify and separate those factors likely to affect a company’s future prosperity – its future free cash flow – from the excessive “noise” that characterizes today’s investing environment.  We filter a great deal of noise, particularly the short-term price predictions of the analysts and financial press, pay little attention to the quarterly reporting game whereby analysts are obsessively assessing whether or not estimates were beaten or missed, rather than assessing whether or not there is any information reported in the quarter that could result in a long-term valuation change.  We pay little attention to the constant onslaught of market predictions and top-down economic news, forecasts and data, by focusing on the fundamental merits of a company’s underlying business.  We seek to estimate a company’s future earnings and free cash flow potential by assessing the resiliency of its business model in both favorable and unfavorable economic environments.

While we are concerned with the overall economic environment and outlook and recognize that macro-economic factors and other newsworthy events can exert extreme short-term influence over equity prices from time to time, we are more concerned with how individual companies operate under all types of economic conditions and cycles, and whether or not we are being compensated for taking the risk of an equity investment that includes predicting the company’s ability to generate future free cash flow and thus its intrinsic value.  We believe it is an important job of company management to adequately anticipate and plan for the impact of macro-economic shifts on their business and its ability to generate sustainable free cash flow.  From our focused analysis of a company, we judge its resiliency in the face of macro-economic shifts and shocks and incorporate that judgment into our future normalized cash flow projections which is the only arbiter of long-term intrinsic value.

FINAL THOUGHTS

Since we launched the Olstein Strategic Opportunities Fund more than eight years ago, we have identified many small- to mid-sized companies that have successfully navigated turbulent economic times to adapt, invest, grow and restructure for the future.  As economic news and events overwhelm equity markets from time to time, we believe it is critical to remain focused on company fundamentals as we wait for equity markets to regain a balanced perspective with regard to future company fundamentals.  We remind you that, as the past has proven, patience usually provides generous opportunities for the diligent investor.  We intend to stay the course (despite short term disappointment) since we are invested in companies that we believe have the financial strength to ride out current market jitters while offering favorable long-term

OLSTEIN STRATEGIC OPPORTUNITIES FUND

business prospects and, in our opinion, are materially undervalued.  We appreciate your trust and our personal funds are invested alongside yours.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman, Chief Investment Officer
and Co-Portfolio Manager

The above represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of Fund holdings as of 6/30/15 is contained in this report, and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the Fund will achieve its investment objective.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance. These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The Russell 2500™ Index is an unmanaged index created by The Russell Investment Group. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. The Russell 2500™ Index includes the smallest 2500 securities in the Russell 3000™ Index. The

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Russell 2500™ Index is not an investment product available for purchase.  The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock market performance in general.

Not FDIC-insured / Not bank-guaranteed / May lose value.

Distributed by Olstein Capital Management, L.P.  Member FINRA.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A Inception through the Fiscal Year End of 6/30/15.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns
	1 Year	5 Year	Inception+
Olstein Strategic Opportunities –
Class A (without Load)(1)	7.19%	19.37%	8.88%
Olstein Strategic Opportunities –
Class A (Load Adjusted)(1)	1.28%	18.03%	8.17%
Russell 2500® Index(2)	5.92%	17.85%	8.49%
S&P 500® Index(3)	7.42%	17.34%	7.14%

+	Commencement of operations was November 1, 2006.
(1)
Assumes reinvestment of dividends and capital gains.  Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C Inception through the Fiscal Year End of 6/30/15.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns
	1 Year	5 Year	Inception+
Olstein Strategic Opportunities –
Class C(1)	5.46%	18.48%	8.10%
Russell 2500® Index(2)	5.92%	17.85%	8.49%
S&P 500® Index(3)	7.42%	17.34%	7.14%

+	Commencement of operations was November 1, 2006.
(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price or the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class Inception through the Fiscal Year End of 6/30/15.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Cumulative Total Returns
May 11, 2015+
through
June 30, 2015
Olstein Strategic Opportunities – Adviser Class(1)	-4.06%
Russell 2500® Index(2)	0.13%
S&P 500® Index(3)	-1.70%

+	Commencement of operations.
(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and thus represents a “net return.”  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Expense Example as of June 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 – June 30, 2015.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Strategic Opportunities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/15	6/30/15	1/1/15 – 6/30/15
Actual
Class A	$1,000.00	$1,004.00	$7.95
Class C	$1,000.00	$1,000.00	$11.65

Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,016.86	$8.00
Class C	$1,000.00	$1,013.14	$11.73

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% and 2.35% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 181/365.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period**
	5/11/15	6/30/15	5/11/15 – 6/30/15
Actual
Adviser Class	$1,000.00	$959.40	$1.81

Hypothetical (5% annual
return before expenses)
Adviser Class	$1,000.00	$1,018.10	$1.87

**
Expenses are equal to the Fund’s annualized expense ratio of 1.35% for Adviser Class, multiplied by the average account value over the period since inception, multiplied by 50/365 (to reflect the period since the Fund’s inception on 5/11/2015).

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Allocation of Portfolio Assets as a percentage of investments
June 30, 2015

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Schedule of Investments as of June 30, 2015

COMMON STOCKS – 97.8%

AEROSPACE & DEFENSE – 2.1%	Shares	Value
Esterline Technologies Corporation (a)	50,000	$4,767,000

AIRLINES – 3.6%
Spirit Airlines, Inc. (a)	132,000	8,197,200

AUTO COMPONENTS – 6.4%
Dorman Products, Inc. (a)	77,000	3,669,820
Fox Factory Holding Corp. (a)	239,000	3,843,120
Miller Industries, Inc.	115,000	2,294,250
Standard Motor Products, Inc.	131,000	4,600,720
		14,407,910

AUTO MANUFACTURERS – 2.7%
Oshkosh Corporation	143,000	6,060,340

CAPITAL MARKETS – 4.9%
Janus Capital Group Inc.	328,000	5,615,360
Legg Mason, Inc.	107,000	5,513,710
		11,129,070

CHEMICALS – 1.5%
Sensient Technologies Corporation	49,000	3,348,660

COMMERCIAL BANKS – 3.0%
First Niagara Financial Group, Inc.	475,000	4,484,000
TowneBank	143,000	2,329,470
		6,813,470

COMMERCIAL SERVICES & SUPPLIES – 5.8%
ABM Industries Incorporated	148,000	4,864,760
ADT Corp.	78,000	2,618,460
Brady Corporation – Class A	225,500	5,578,870
		13,062,090

COMMUNICATIONS EQUIPMENT – 1.0%
Harmonic Inc. (a)	320,000	2,185,600

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 97.8% – continued

COMPUTERS & PERIPHERALS – 2.5%	Shares	Value
Teradata Corporation (a)	153,000	$5,661,000

CONTAINERS & PACKAGING – 3.9%
Owens-Illinois, Inc. (a)	195,000	4,473,300
Sealed Air Corporation	82,000	4,213,160
		8,686,460

ELECTRONIC EQUIPMENT & INSTRUMENTS – 8.8%
Daktronics, Inc.	502,000	5,953,720
GSI Group Inc. (a) (b)	346,000	5,200,380
Itron, Inc. (a)	132,000	4,546,080
Keysight Technologies, Inc. (a)	134,000	4,179,460
		19,879,640

ENVIRONMENTAL CONTROL – 2.2%
CECO Environmental Corp.	442,000	5,007,860

HEALTH CARE EQUIPMENT & SUPPLIES – 1.7%
Cynosure Inc. – Class A (a)	101,000	3,896,580

HEALTH CARE PRODUCTS – 1.7%
Integra LifeSciences Holdings Corporation (a)	58,000	3,907,460

HEALTH CARE PROVIDERS & SERVICES – 1.7%
Patterson Companies Inc.	80,000	3,892,000

HOUSEHOLD DURABLES – 4.7%
Harman International Industries, Incorporated	58,000	6,898,520
Lifetime Brands, Inc.	258,000	3,810,660
		10,709,180

INDUSTRIAL EQUIPMENT WHOLESALE – 2.8%
WESCO International, Inc. (a)	91,000	6,246,240

INTERNET & CATALOG RETAIL – 1.3%
Lands’ End, Inc. (a)	122,000	3,029,260

MACHINERY – 7.6%
Blount International, Inc. (a)	313,000	3,417,960
Federal Signal Corporation	231,000	3,444,210
Joy Global Inc.	94,000	3,402,800

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 97.8% – continued

MACHINERY – 7.6% – continued	Shares	Value
Kadant Inc.	40,000	$1,888,000
Regal Beloit Corporation	69,000	5,008,710
		17,161,680

MISCELLANEOUS MANUFACTURING – 2.4%
Smith & Wesson Holding Corporation (a)	328,445	5,448,903

MULTILINE RETAIL – 4.6%
Dillard’s, Inc. – Class A	56,000	5,890,640
Macy’s, Inc.	67,000	4,520,490
		10,411,130

RESTAURANTS – 4.6%
Potbelly Corporation (a)	350,000	4,287,500
The Wendy’s Company	537,000	6,057,360
		10,344,860

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 3.2%
Entegris, Inc. (a)	204,000	2,972,280
Vishay Intertechnology, Inc.	366,000	4,274,880
		7,247,160

SOFTWARE – 0.5%
VASCO Data Security International, Inc. (a)	33,100	999,289

SPECIALTY RETAIL – 7.2%
Big Lots, Inc.	100,000	4,499,000
DSW Inc. – Class A	147,000	4,905,390
Express, Inc. (a)	58,400	1,057,624
Vitamin Shoppe, Inc. (a)	155,000	5,776,850
		16,238,864

TEXTILES, APPAREL & LUXURY GOODS – 0.8%
UniFirst Corporation	17,000	1,901,450

TRANSPORTATION EQUIPMENT – 4.6%
The Greenbrier Companies, Inc.	138,000	6,465,300
Wabash National Corporation (a)	310,000	3,887,400
		10,352,700
TOTAL COMMON STOCKS (Cost $210,794,747)		220,993,056

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

SHORT-TERM INVESTMENTS – 1.3%
MONEY MARKET MUTUAL FUNDS (c) – 1.3%	Shares	Value
Fidelity Institutional Money Market Portfolio – Class I, 0.10%	275,708	$275,708
Invesco Short-Term Investments Trust Liquid Assets Portfolio –
Institutional Shares, 0.10%	2,563,555	2,563,555
TOTAL SHORT-TERM INVESTMENTS (Cost $2,839,263)		2,839,263

TOTAL INVESTMENTS – 99.1%
(Cost $213,634,010)		223,832,319
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		2,026,592
TOTAL NET ASSETS – 100.0%		$225,858,911

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of June 30, 2015

Assets:
Investments, at value (at cost $213,634,010)	$223,832,319
Receivable for securities sold	1,395,668
Receivable for capital shares sold	2,927,158
Dividends and interest receivable	109,071
Other assets	30,261
Total Assets	228,294,477

Liabilities:
Payable for securities purchased	1,800,972
Payable for capital shares redeemed	224,677
Payable to Investment Manager (See Note 5)	159,288
Distribution expense payable	153,056
Payable for trustees’ fees and expenses	6,558
Accrued expenses and other liabilities	91,015
Total Liabilities	2,435,566
Net Assets	$225,858,911

Net Assets Consist of:
Capital stock	$207,899,242
Accumulated net realized gain on investments sold	7,761,360
Net unrealized appreciation on investments	10,198,309
Total Net Assets	$225,858,911

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$127,927,540
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	7,222,112
Net asset value and redemption price per share	$17.71
Maximum offering price per share	$18.74

CLASS C:
Net Assets	$46,193,126
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	2,798,988
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$16.50

ADVISER CLASS:
Net Assets	$51,738,245
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	2,920,558
Net asset value, offering and redemption price per share	$17.72

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Operations

For the Year Ended
June 30, 2015
Investment Income:
Dividend income	$1,565,586
Interest income	3,879
Total investment income	1,569,465

Expenses:
Investment management fee (See Note 5)	1,581,195
Distribution expense – Class A (See Note 6)	308,059
Distribution expense – Class C (See Note 6)	334,981
Transfer agent fees and expenses	158,326
Administration fee	113,946
Federal and state registration	66,247
Professional fees	66,028
Accounting costs	47,002
Trustees’ fees and expenses	33,762
Custody fees	22,527
Reports to shareholders	16,732
Interest expense (See Note 8)	248
Other	12,364
Total expenses	2,761,417
Expense recoupment by Investment Manager (See Note 5)	16,484
Net expenses	2,777,901
Net investment loss	(1,208,436)

Realized and Unrealized Gain (Loss) on Investments:
Realized gain on investments	14,157,607
Change in unrealized appreciation / depreciation on investments	(6,614,275)
Net realized and unrealized gain on investments	7,543,332
Net Increase in Net Assets Resulting from Operations	$6,334,896

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2015	June 30, 2014
Operations:
Net investment loss	$(1,208,436)	$(738,319)
Net realized gain on investments	14,157,607	11,998,781
Change in unrealized appreciation/depreciation on investments	(6,614,275)	7,006,300
Net increase in net assets resulting from operations	6,334,896	18,266,762

Distributions to Class A Shareholders
from Net Realized Gains	(10,294,975)	(3,302,413)
Distributions to Class C Shareholders
from Net Realized Gains	(3,101,269)	(1,100,507)
Total distributions to shareholders	(13,396,244)	(4,402,920)

Net increase in net assets resulting
from Fund share transactions (Note 7)	119,097,222	44,515,237

Total Increase in Net Assets	112,035,874	58,379,079

Net Assets:
Beginning of period	113,823,037	55,443,958
End of period	$225,858,911	$113,823,037

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011
Net Asset Value – Beginning of Period	$18.34	$15.35	$11.60	$11.79	$8.57
Investment Operations:
Net investment loss(1)	(0.11)	(0.12)	(0.09)	(0.07)	(0.10)
Net realized and unrealized
gain (loss) on investments	1.35	4.06	3.84	(0.12)	3.32
Total from investment operations	1.24	3.94	3.75	(0.19)	3.22
Distributions from net realized
gain on investments	(1.87)	(0.95)	—	—	—
Net Asset Value – End of Period	$17.71	$18.34	$15.35	$11.60	$11.79

Total Return++	7.19%	26.25%	32.33%	(1.61)%	37.57%
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or recoupment	1.59%	1.60%	1.76%	1.98%	2.06%
After expense waiver and/or recoupment	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss:
Before expense waiver and/or recoupment	(0.60)%	(0.69)%	(0.80)%	(1.02)%	(1.37)%
After expense waiver and/or recoupment	(0.61)%	(0.69)%	(0.64)%	(0.64)%	(0.91)%
Portfolio turnover rate(2)	51.68%	60.25%	39.95%	47.53%	61.37%
Net assets at end of period (000 omitted)	$127,928	$87,456	$42,158	$17,936	$13,604

++	Total Returns do not reflect any sales charge for Class A Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011
Net Asset Value – Beginning of Period	$17.33	$14.66	$11.16	$11.43	$8.37
Investment Operations:
Net investment loss(1)	(0.23)	(0.23)	(0.18)	(0.15)	(0.17)
Net realized and unrealized
gain (loss) on investments	1.27	3.85	3.68	(0.12)	3.23
Total from investment operations	1.04	3.62	3.50	(0.27)	3.06
Distributions from net realized
gain on investments	(1.87)	(0.95)	—	—	—
Net Asset Value – End of Period	$16.50	$17.33	$14.66	$11.16	$11.43

Total Return++	6.41%	25.28%	31.36%	(2.36)%	36.56%

Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or recoupment	2.34%	2.35%	2.51%	2.73%	2.81%
After expense waiver and/or recoupment	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss:
Before expense waiver and/or recoupment	(1.35)%	(1.44)%	(1.55)%	(1.77)%	(2.12)%
After expense waiver and/or recoupment	(1.36)%	(1.44)%	(1.39)%	(1.39)%	(1.66)%
Portfolio turnover rate(2)	51.68%	60.25%	39.95%	47.53%	61.37%
Net assets at end of period (000 omitted)	$46,193	$26,367	$13,286	$8,993	$9,493

++	Total Returns do not reflect any deferred sales charge for Class C Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Adviser Class

	May 11, 2015	(1)
	Through
	June 30, 2015
Net Asset Value – Beginning of Period	$18.47
Investment Operations:
Net investment loss(2)	(0.00)
Net realized and unrealized
loss on investments	(0.75)
Total from investment operations	(0.75)
Net Asset Value – End of Period	$17.72

Total Return	(4.06	)%*

Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense recoupment	1.31	%**
After expense recoupment	1.35	%**
Ratio of net investment loss:
Before expense recoupment	(0.10	)%**
After expense recoupment	(0.14	)%**
Portfolio turnover rate(3)	51.68	%*
Net assets at end of period (000 omitted)	$51,738

*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole for the entire year without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively, the “Funds”).  Each Fund is a diversified investment management company.  The primary investment objective of each Fund is long-term capital appreciation with a secondary objective of income.  The All Cap Value Fund commenced investment operations on September 21, 1995, and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999, and were subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6 through October 30, 2013 and was eliminated thereafter.  The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.  The Strategic Fund offered a third class of shares, Adviser Class shares, on April 28, 2015, which were initially sold on May 11, 2015.

THE OLSTEIN FUNDS

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

Security Valuation.  The Funds’ equity securities, except securities reported on the NASDAQ NMS or Small Cap exchanges, are valued at their fair value as determined by their last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ NMS or Small Cap exchanges are valued at the NASDAQ Official Closing Price (“NOCP”).  Lacking any sales, the security is valued at the mean between the closing bid and asked prices.  The value of securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees (the “Board”).  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

THE OLSTEIN FUNDS

Level 2 –	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2015:

	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Equity
Industrials	$195,008,453	$—	$—	$195,008,453
Consumer Discretionary	175,763,466	—	—	175,763,466
Financials	131,047,050	—	—	131,047,050
Information Technology	115,392,821	—	—	115,392,821
Health Care	69,403,530	—	—	69,403,530
Materials	33,901,790	—	—	33,901,790
Consumer Staples	11,765,240	—	—	11,765,240
Energy	9,199,640	—	—	9,199,640
Total Equity	741,481,990	—	—	741,481,990
Short-Term Investments	30,952,151	—	—	30,952,151
Total Investments in Securities	$772,434,141	$—	$—	$772,434,141

THE OLSTEIN FUNDS

	Level 1	Level 2	Level 3	Total
Strategic Fund
Equity
Industrials	$90,325,353	$—	$—	$90,325,353
Consumer Discretionary	67,042,654	—	—	67,042,654
Information Technology	21,951,349	—	—	21,951,349
Financials	17,942,540	—	—	17,942,540
Materials	12,035,120	—	—	12,035,120
Health Care	11,696,040	—	—	11,696,040
Total Equity	220,993,056	—	—	220,993,056
Short-Term Investments	2,839,263	—	—	2,839,263
Total Investments in Securities	$223,832,319	$—	$—	$223,832,319

There were no transfers between levels during the reporting period, as compared to their classification from the most recent annual report.  It is the Funds’  policy to recognize transfers at the end of the reporting period.

Subsequent Events.  In preparing these financial statements, the Trust has evaluated events after June 30, 2015 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Generally, distributions are declared and paid at least annually.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

THE OLSTEIN FUNDS

Accordingly, at June 30, 2015, reclassifications were recorded as follows.

	All Cap	Strategic
	Value Fund	Opportunities Fund
Accumulated net investment income	$4,510,980	$1,208,436
Accumulated net realized gain on investments sold	—	(1,208,436)
Capital stock	(4,510,980)	—

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.  Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis deemed fair and equitable by the Trustees.

3	Purchases and Sales of Investment Securities During the year ended June 30, 2015, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$439,259,987	$396,723,332
Strategic Fund	$181,925,609	$79,534,327

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

THE OLSTEIN FUNDS

4	Tax Information At June 30, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Fund
Cost of Investments	$696,609,195	$214,312,038
Gross unrealized appreciation	$101,191,816	$21,797,223
Gross unrealized depreciation	(25,366,870)	(12,276,942)
Net unrealized appreciation	$75,824,946	$9,520,281
Undistributed ordinary income	—	802,207
Undistributed long-term capital gain	74,725,392	7,637,181
Total distributable earnings	74,725,392	8,439,388
Other accumulated losses	$(2,211,039)	$—
Total accumulated gains	$148,339,299	$17,959,669

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales for the All Cap Value Fund and the Strategic Fund.

During the year ended June 30, 2015, the All Cap Value Fund utilized capital loss carryforwards of $27,583,365.

At June 30, 2015, the Funds deferred, on a tax basis, post-December ordinary late-year losses of:

All Cap Value Fund	$2,211,039
Strategic Fund	$—

The tax components of dividends paid by the Funds during the periods ended June 30, 2015 and June 30, 2014 were as follows:

	Year Ended	Year Ended
All Cap Value Fund	June 30, 2015	June 30, 2014
Ordinary Income	$—	$—
Long-Term Capital Gain	$8,530,105	$—
Strategic Fund
Ordinary Income	$1,555,802	$981,620
Long-Term Capital Gain	$11,840,442	$3,421,300

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax years ended June 30, 2015 and 2014.

THE OLSTEIN FUNDS

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations as a result of open tax years.  Tax years that remain open to examination by major tax jurisdictions include tax years ended June 30, 2012 through June 30, 2015. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of and for the year ended June 30, 2015.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the investment manager.  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% for the first $1 billion, 0.95% for $1 billion to $1.5 billion, 0.90% for $1.5 billion to $2 billion, 0.85% for $2 billion to $2.5 billion, 0.80% for $2.5 billion to $3 billion and 0.75% for over $3 billion of the All Cap Value Fund’s average daily net assets and 1.00% of the Strategic Fund’s average daily net assets.  For the year ended June 30, 2015, the All Cap Value Fund incurred investment management fees of $7,482,883, with $649,855 payable to the Investment Manager as of June 30, 2015.  For the same period, the Strategic Fund incurred management fees of $1,581,195, with $159,288 net payable to the Investment Manager as of June 30, 2015.  The Investment Manager receivables and payables are settled monthly.  The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  This agreement extends until October 28, 2015 and may be continued thereafter.  The Investment Manager may seek reimbursement of its waived fees and

THE OLSTEIN FUNDS

expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.  The Investment Manager recouped $16,484 in previously waived fees and expenses during the year ended June 30, 2015.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Investment Manager Until:
2016	$60,142
2017	2,278
Total	$62,420

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Shareholder Servicing and Distribution Plans  Olstein has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1998 to reflect the additional class and further amended and restated effective October 1, 2007), under which Olstein acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1 Plans may compensate Olstein or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C shares is 1.00%, per annum of the Fund’s average daily net assets of Class C shares.  The Board voted to terminate the 12b-1 Plan for the Adviser Class shares, effective October 31, 2013.  For the year ended June 30, 2015, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plan were $6,179,253 for Class C shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares, respectively.  For the year ended June 30, 2015, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $308,059 for Class A shares and $334,981 for Class C shares.  For the year ended June 30, 2015, Olstein retained $65,885 from sales charges on the Strategic Fund

THE OLSTEIN FUNDS

Class A shares.  During the year ended June 30, 2015, Olstein received contingent deferred sales charges from redeeming shareholders in the amounts of $2,567 and $3,148 for the All Cap Value Fund and the Strategic Fund, respectively.

During the year ended June 30, 2015, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

7
Fund Shares  At June 30, 2015, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund

	Year Ended		Year Ended
	June 30, 2015		June 30, 2014
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	938,634	$19,869,007	778,931	$14,296,594
Shares issued to shareholders
in reinvestment of distributions	325,544	6,895,036	—	—
Shares redeemed	(1,997,829)	(42,109,641)	(3,222,080)	(59,082,383)
Net decrease	(733,651)	$(15,345,598)	(2,443,149)	$(44,785,789)

Shares Outstanding:
Beginning of period	29,638,894		32,082,043
End of period	28,905,243		29,638,894

	Year Ended		Year Ended
	June 30, 2015		June 30, 2014
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	2,403,340	$59,270,999	1,038,439	$21,738,821
Shares issued to shareholders
in reinvestment of distributions	43,321	1,063,522	—	—
Shares redeemed	(684,603)	(16,996,605)	(494,480)	(10,396,865)
Net increase	1,762,058	$43,337,916	543,959	$11,341,956

Shares Outstanding:
Beginning of period	4,325,954		3,781,995
End of period	6,088,012		4,325,954
Total Net Increase (Decrease)		$27,992,318		$(33,443,833)

THE OLSTEIN FUNDS

Strategic Fund

	Year Ended		Year Ended
	June 30, 2015		June 30, 2014
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	6,495,344	$118,003,318	2,631,776	$45,049,508
Shares issued to shareholders
in reinvestment of distributions	574,233	9,733,245	189,338	3,180,885
Shares redeemed	(4,616,441)	(83,856,016)	(798,339)	(13,742,662)
Net increase	2,453,136	$43,880,547	2,022,775	$34,487,731

Shares Outstanding:
Beginning of period	4,768,976		2,746,201
End of period	7,222,112		4,768,976

	Year Ended		Year Ended
	June 30, 2015		June 30, 2014
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,321,449	$22,536,637	687,127	$11,221,578
Shares issued to shareholders
in reinvestment of distributions	180,165	2,857,420	64,042	1,020,826
Shares redeemed	(223,948)	(3,732,058)	(136,261)	(2,214,898)
Net increase	1,277,666	$21,661,999	614,908	$10,027,506

Shares Outstanding:
Beginning of period	1,521,322		906,414
End of period	2,798,988		1,521,322

	May 11, 2015*
	through
	June 30, 2015
	Adviser Class
	Shares	Amount
Shares sold	2,927,941	$53,689,155
Shares redeemed	(7,383)	(134,479)
Net increase	2,920,558	$53,554,676

Shares Outstanding:
Beginning of period	—
End of period	2,920,558
Total Net Increase		$119,097,222	$44,515,237

*	Commencement of operations.

THE OLSTEIN FUNDS

8
Line of Credit  The All Cap Value Fund and the Strategic Fund have uncommitted lines of credit of $50 million and $20 million, respectively, with U.S. Bank, N.A. (the “Bank”), which mature on May 17, 2016, to be used for liquidity purposes. To the extent that the line is utilized, it will be collateralized by securities in the Funds’ portfolios. The interest rate on any borrowings is the Bank’s announced prime rate, which was 3.25% on June 30, 2015.

During the year ended June 30, 2015, the All Cap Value Fund did not draw upon the line of credit.  During the year ended June 30, 2015, the Strategic Fund had average outstanding borrowings of $7,512 under the line of credit and paid a weighted average interest rate of 3.25%.  The October 16, 2014 balance of $2,742,000 was the maximum borrowings during the period.

9
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
The Olstein Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Olstein Funds comprising Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund (the “Funds”) as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended prior to June 30, 2012, were audited by other auditors whose report dated August 26, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Olstein Funds as of June 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on each Fund’s financial statements and financial highlights as a whole. The information presented on pages 4 through 18, pages 34 through 51, and pages 75 through 80, which is the responsibility of the Funds’ management, is presented for purposes of additional analysis. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and accordingly, we do not express an opinion or provide any assurance on it.

Cleveland, Ohio
August 27, 2015

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by: (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

ADDITIONAL TAX INFORMATION

For corporate shareholders in the Strategic Opportunities Fund, the percentage of dividend income distributed for the year ended June 30, 2015, which is designated as qualifying for the dividends received deduction, is 67.23%.

For shareholders in the Strategic Opportunities Fund, the percentage of dividend income distributed for the year ended June 30, 2015, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act 2003, is 67.23%.

THE OLSTEIN FUNDS

ADDITIONAL INFORMATION APPLICABLE
TO FOREIGN SHAREHOLDERS ONLY

The Strategic Opportunities Fund hereby designates 100% of its ordinary income distributions for the fiscal year ended June 30, 2015 as short-term capital gain distributions under Internal Revenue Service Code Section 871(k)(2)(C).

THE OLSTEIN FUNDS

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of seven individuals, five of whom are not “interested persons” of the Trust or Funds as that term is defined in the 1940 Act.  The Trustees are fiduciaries for the Funds’ shareholders and are governed by the law of the State of Delaware in this regard.  They establish policy for the operation of the Funds and appoint the officers who conduct the daily business of the Funds.

The officers conduct and supervise the daily business operations of the Trust, while the Trustees review such actions and decide on general policy.  Compensation to officers and Trustees of the Trust who are affiliated with the Investment Manager is paid by the Investment Manager and not by the Trust.

Information pertaining to the Trustees and Principal Executive Officers of the Funds is set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-799-2113.

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee

Disinterested Trustees:

Fred W. Lange	Trustee	Since	Private investor.	2	Wagner
4 Manhattanville Road		1995			College
Purchase, NY 10577
Age: 83

John Lohr	Trustee	Since	Owner, Howling	2	LAMCO
4 Manhattanville Road		1996	Wolf Enterprises LLC,		Advisory
Purchase, NY 10577			(financial educator)		Services
Age: 70			since 1986; General		(investment
			Counsel, LFG, Inc.		adviser);
			(provider of		Howling Wolf
			investment products),		Enterprises
			September 1995-		LLC
			October 2002 and		(publishing);
			President, Lockwood		Howling
			Financial Services		Wolf Capital
			(broker-dealer),		Partners LLC
			January 1996-		(private equity
			September 2002.		company).

THE OLSTEIN FUNDS

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee

D. Michael Murray	Trustee	Since	President, Murray,	2	The Eric Fund
4 Manhattanville Road		1996	Montgomery &		(charitable
Purchase, NY 10577			O’Donnell		organization);
Age: 75			(consultants),		Stuart Murray
			since 1968.		Group LLC
					(government
					relations).

Daniel G. Nelson	Trustee	Since	Senior Vice	2	None
4 Manhattanville Road		2014	President, Ingalls &
Purchase, NY 10577			Snyder LLC
Age: 70			(investment adviser
			and broker-dealer),
			since May 2015;
			Managing Director,
			Morgan Stanley
			Wealth Management
			Research and Strategy
			Group, Morgan
			Stanley, June 2010-
			January 2013;
			Managing Director,
			Smith Barney Research
			and Strategy Group,
			Citi-Smith Barney,
			June 1980-June 2010.

Lawrence K. Wein	Lead	Since	Private	2	eRooms
4 Manhattanville Road	Independent	1995	Consultant for		Systems
Purchase, NY 10577	Trustee		telecommunications		Technologies
Age: 73			industry, since July		(ERMS. OB)
			2001; Former Vice
			President-Wholesale
			Business Operations,
			Concert
			Communications
			an ATT/BT Company,
			April 2000-June 2001;
			Former Executive
			Manager, AT&T, Inc.,
			for 35 years, retired
			July 2001.

THE OLSTEIN FUNDS

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee

Interested Trustees:

Erik K. Olstein*+	Trustee,	Since	President and Chief	2	The Trinity-
Olstein Capital	Secretary	1995	Operating Officer,		Pawling
Management, L.P.	and		Olstein Capital		School;
4 Manhattanville Road	Assistant		Management, L.P.,		American
Purchase, NY 10577	Treasurer		since 2000; Vice		Friends of the
Age: 48			President of Sales		National
			and Chief Operating		Museum
			Officer, Olstein		of the
			Capital Management,		Royal Navy;
			L.P., 1994-2000.		United States
Naval Service
Personnel
Educational
Assistance
Fund (non-
profits).

Robert A. Olstein*+	Trustee,	Since	Chairman, Chief	2	None
Olstein Capital	Chairman	1995	Executive Officer
Management, L.P.	and		and Chief Investment
4 Manhattanville Road	President		Officer, Olstein
Purchase, NY 10577			Capital Management,
Age: 74			L.P., since 2000;
Chairman, Chief
Executive Officer,
Chief Investment
Officer and President,
Olstein Capital
Management, L.P.,
1994-2000; President,
Secretary and Sole
Shareholder of
Olstein, Inc., since
June 1994.

THE OLSTEIN FUNDS

Term of
Office and
Length
	Position(s) Held	of Time	Principal Occupation
Name, Address and Age	with the Trust	Served**	During Past Five Years
Officers:

Michael Luper	Chief	Since	Executive Vice
Olstein Capital	Accounting	1995	President and Chief
Management, L.P.	Officer and		Financial Officer,
4 Manhattanville Road	Treasurer		Olstein Capital
Purchase, NY 10577			Management, L.P.,
Age: 46			since 2000; Vice
President and Chief
Financial Officer, Olstein
Capital Management, L.P.,
1994-2000.

James B. Kimmel	Chief	Since	Senior Vice President,
Olstein Capital	Compliance	2004	General Counsel
Management, L.P.	Officer		and Chief Compliance
4 Manhattanville Road			Officer, Olstein Capital
Purchase, NY 10577			Management, L.P. since
Age: 53			2007; Vice President,
General Counsel and
Chief Compliance Officer
of Olstein Capital
Management, L.P.,
2004-2007. Previously,
Of Counsel at Stradley
Ronon Stevens &
Young LLP (law firm),
2001 to 2004; Vice
President and Assistant
Counsel in the Corporate
and Securities Group at
Summit Bancorp,
1996-2001;
Associate Attorney,
Investment Management
Practice at Morgan Lewis
& Bockius LLP from
1990 through 1996.

*
Robert and Erik Olstein are each officers of Olstein Capital Management, L.P. or its affiliates and are considered to be “interested persons” of the Funds within the meaning of the Investment Company Act.

**	Each Trustee holds office for an indefinite term.
+	Erik K. Olstein is the nephew of Robert A. Olstein.

THE OLSTEIN FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK.)

PRIVACY POLICY
FACTS	WHAT DOES THE OLSTEIN FUNDS DO
WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and employment information
• transaction history and wire transfer instructions
• account balances and checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Olstein Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does The Olstein	Can you limit
personal information	Funds share?	this sharing?
For our everyday business purposes—
such as to process your transactions,
maintain your account(s), respond to	Yes	No
court orders and legal investigations,
or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	No
transactions and experiences
For our affiliates’ everyday
business purposes—	No	We don’t share
information about your creditworthiness
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-799-2113 or go to www.olsteinfunds.com

THE OLSTEIN FUNDS

Who we are

Who is providing	The Olstein Funds
this notice?

What we do

How does The Olstein Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does The Olstein	We collect your personal information, for example, when you:
Funds collect my	• open an account or give us your contact information
personal information?	• make a wire transfer or seek advice about your investments
• make deposits or withdrawals from your account

Why can’t I limit	Federal law gives you the right to limit only:
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Olstein Capital Management, L.P.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Olstein Funds does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Olstein Funds doesn’t jointly market.

HOUSEHOLDING NOTICE

In order to reduce expenses, we will deliver a single copy of prospectuses and financial reports to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder in The Olstein Funds.  If you would like to receive individual mailings, please call (800) 799-2113 and you will be sent a separate copy of these materials.

This Privacy Policy is not a part of this Annual Report.

THE OLSTEIN FUNDS

Olstein	Trustees
All Cap Value Fund	Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
Olstein	D. Michael Murray
Strategic Opportunities Fund	Daniel G. Nelson
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7098

Independent Registered Public
Accounting Firm
Cohen Fund Audit Services
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

This report is submitted for the general
information of the shareholders of the
Funds. The report is not authorized for
distribution to prospective investors in the
Funds unless preceded or accompanied
by an effective Prospectus.

The Olstein Funds	Toll Free Telephone
4 Manhattanville Road	800.799.2113
Purchase, NY 10577	www.olsteinfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant amended its code of ethics during the period covered by this report to make the CCO responsible for reviewing the annual certificates.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Fred W. Lange, John Lohr and Lawrence K. Wein are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the registrant’s past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the registrant’s last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant for services provided to the registrant.

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$28,750	$27,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The registrant’s audit committee has adopted an audit committee charter that provides that the audit committee pre-approve the engagement of the principal accountant to provide all audit services to the registrant, or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

The percentage of services applicable to audit-related, tax and other services that were approved by the audit committee pursuant to the “de minimus” exception of paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X were as follows:

	FYE 6/30/2015	FYE 6/30/2014
Audit-Related Services	0%	0%
Tax Services	0%	0%
All Other Services	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the registrant’s last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	$5,000	$5,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2)  A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)      /s/Robert A. Olstein
Robert A. Olstein, President

Date     September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert A. Olstein
Robert A. Olstein, President

Date     September 3, 2015

By (Signature and Title)      /s/Michael Luper
Michael Luper, Treasurer

Date     September 3, 2015